UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2014

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 252-2000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Election of Director.

On November 21, 2014, the Board of Directors of Mattel, Inc. (“Mattel”) elected Ann Lewnes as a new director of Mattel, effective February 1, 2015. The election will increase the number of Mattel directors from 10 to 11. In accordance with Mattel’s director compensation program, Ms. Lewnes will be entitled to a cash retainer of $33,333 and a grant of restricted stock units valued at $43,333 (based on the closing price of Mattel’s common stock on the grant date of February 1, 2015), which represents a pro-ration of the annual director compensation based on the number of months (including partial months) she will serve from February 2015 to the date of Mattel’s 2015 Annual Meeting of Stockholders. If Ms. Lewnes is elected by the stockholders at the 2015 Annual Meeting of Stockholders, she will receive a retainer of $100,000 and a grant of restricted stock units valued at $130,000 (based on the closing price of Mattel’s common stock on the date of Mattel’s 2015 Annual Meeting of Stockholders), in accordance with Mattel’s director compensation program.

Ms. Lewnes, 53, has served as Senior Vice President and Chief Marketing Officer of Adobe Systems Incorporated (“Adobe”), a diversified software company that provides digital marketing and digital media solutions, since November 2006. At Adobe, Ms. Lewnes is responsible for Adobe’s corporate brand, corporate communications and integrated marketing efforts worldwide and has spearheaded the transformation of the company’s global marketing efforts to be digital-first and data-driven. Prior to Adobe, Ms. Lewnes was employed for more than 20 years with Intel Corporation, a leading semiconductor manufacturing company that designs, manufactures and sells integrated digital technology platforms worldwide, serving most recently as Vice President, Sales & Marketing, from January 2000 to November 2006.

Ms. Lewnes has not yet been named to a committee of the Board of Directors.

There are no transactions between Ms. Lewnes and Mattel that would be reportable under Item 404(a) of Regulation S-K.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On November 21, 2014, Mattel issued a press release regarding the election of Ms. Lewnes to the Board of Directors, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit Description
99.1	Press release dated November 21, 2014, announcing the appointment of Ann Lewnes to the Board of Directors of Mattel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

By:	/s/ Robert Normile
Name:	Robert Normile
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: November 21, 2014